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                                                                EXHIBIT 99.2





     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
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         I, Shereen P. Jones, Executive Vice President, Chief Financial and
Investment Officer of Boykin Lodging Company (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Quarterly Report on Form 10-Q of the Company for the period ended June 30, 2002 which this certification accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Shereen P. Jones
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Shereen P. Jones
Executive Vice President,
Chief Financial and Investment Officer
August 13, 2002